Exhibit 32.2

Furnished (but not filed) as an exhibit to the periodic report identified in the Certification.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Preferred Apartment Communities, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2011 as filed with the Securities and Exchange Commission (the "Report"), I, Michael J. Cronin, Chief Accounting Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 16, 2011	/s/ Michael J. Cronin
Michael J. Cronin
Chief Accounting Officer and Treasurer